Leases	12 Months Ended
Apr. 25, 2014
Leases [Abstract]
Leases

15. Leases

The Company leases office, manufacturing, and research facilities and warehouses, as well as transportation, data processing, and other equipment under capital and operating leases. A substantial number of these leases contain options that allow the Company to renew at the fair rental value on the date of renewal.

Future minimum payments under capitalized leases and non-cancelable operating leases at April 25, 2014 are:

(in millions) Fiscal Year	Capitalized Leases	Operating Leases
2015	$18	$112
2016	17	77
2017	34	45
2018	22	21
2019	22	13
Thereafter	64	23

Total minimum lease payments	$177	$291
Less amounts representing interest	(24)	N/A

Present value of net minimum lease payments	$153	N/A

Rent expense for all operating leases, including discontinued operations in prior years, was $150 million, $140 million, and $153 million in fiscal years 2014, 2013, and 2012, respectively.

In April 2012, the Company entered into a $165 million sale-leaseback agreement with a financial institution whereby certain manufacturing equipment was sold to the financial institution and is being leased by the Company over a ten-year period. The transaction was recorded as a capital lease and is included in the table above. Payments for the remaining balance of the sale-leaseback agreement are due monthly for the first five years, and then annually, for the remaining five years. The lease provides for an early buyout option whereby the Company, at its option, could repurchase the equipment at a pre-determined fair market value in calendar year 2017.